Exhibit 99.1

Greenland Energy Company Provides Update on Greenland Permitting Process and Project Planning

DENVER, August 11, 2026/PRNewswire/ – Greenland Energy Company (the “Company”) (NASDAQ: GLND) today announced that it has received an update from its JV partner, 80 Mile plc (AIM: 80M), which is leading the permitting process for the Company’s Greenland project. Based on information received by 80 Mile from the Government of Greenland, the project’s complexity will require a more extensive, comprehensive review process. The partners are now working toward a targeted permit timeline for winter 2027.

“Greenland Energy remains committed to advancing its oil exploration program responsibly and in accordance with Greenland’s regulatory process, and in full compliance with Greenlandic authorities,” said Robert Price, CEO of Greenland Energy Company. “Operating in the Arctic requires patience, flexibility and a long-term perspective. We will use this time to refine our plans and deepen relationships with local communities, strategic partners and relevant authorities. Greenland Energy Company’s ongoing work in Greenland reinforces my confidence in the jurisdiction, its people and the long-term potential for responsible resource development.”

While the revised timeline extends the anticipated permitting process, the Company views the additional review period as an opportunity to strengthen project planning further and optimize logistics and infrastructure requirements. The Company is reviewing the logistical modifications required given this information and will advise shareholders as soon as practicable.

About Greenland Energy Company

Greenland Energy Company is an exploration-stage oil and gas company focused on responsibly exploring and seeking to develop Greenland’s hydrocarbon resources, with an emphasis on the Jameson Land Basin in East Greenland. The Company’s primary mission is to unlock the frontier hydrocarbon potential of the Jameson Land Basin, an approximately 2-million-acre onshore licensed area, through the application of modern exploration technologies. The Company is preparing to execute the first modern onshore drilling campaign in the region. For more information, please visit www.GreenlandEnergyCo.com.

Cautionary Note Regarding Forward-Looking Statements

This press release of Greenland Energy Company (“Greenland Energy,” the “Company,” “we,” “our,” and “us”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact included in this Quarterly Report, are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding our business strategy, exploration plans, drilling activities, expected timing of operations, capital requirements, liquidity, financing plans, use of proceeds, regulatory approvals, contractor engagement, equipment procurement and mobilization, resource potential, market conditions, public company costs, and other statements that are not historical facts.

Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these words.

These forward-looking statements are based on current expectations, estimates, assumptions and projections and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to: risks relating to our limited operating history; our exploration-stage status; our ability to obtain sufficient financing; our ability to execute our exploration program on the expected timeline or at the expected cost; geological and technical uncertainties inherent in oil and gas exploration; the absence of proved reserves or production revenues; commodity price volatility; regulatory, permitting, environmental and political risks associated with operations in Greenland; Arctic operating and logistics risks; reliance on third-party contractors, advisors and service providers and the other risks and uncertainties described under “Risk Factors” in our Registration Statement on Form S-1, as amended, and in our other filings with the Securities and Exchange Commission. Should one or more of these risk or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required under applicable securities laws. You should not place undue reliance on any forward-looking statements.

Forward-looking statements speak only as of the date they are made. This press release and all subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date of this release except as may be required by law.

Contact:
contact@greenlandenergyco.com

SOURCE: Greenland Energy Company